STOCKHOLDERS EQUITY	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
STOCKHOLDERS EQUITY
NOTE 5 – STOCKHOLDERS EQUITY

Preferred Stock

The authorized preferred stock consists of 10,000,000 shares with a par value $0.001 per share. The board of directors has broad discretion in setting the rights, preferences and privileges of one or more series of preferred stock.

There were no preferred shares issued and outstanding as at December 31, 2015 and 2014.

Common Stock

The Company has authorized 400,000,000 shares with a par value $0.001 per share.

In February 2015, LFC borrowed a total of $5,250 from four individuals, for which LFC issued its 5% convertible promissory notes due September 30, 2015. Pursuant to the Share Exchange Agreement, these notes became converted into a total of 5,250,000 shares of common stock.  These notes did not become convertible until the completion of the reverse acquisition and the conversion was effected through an exchange of the notes for 5,250,000 shares of common stock pursuant to the Share Exchange Agreement. Two of the lenders may be deemed related parties.  See Note 5.  The Company analyzed the convertible debt option for derivative accounting treatment under ASC Topic 815, "Derivatives and Hedging," and determined that the instrument does not qualify for derivative accounting.  The Company therefore performed an analysis to determine if the conversion option was subject to a beneficial conversion feature and determined that the instrument does have a beneficial conversion feature of $5,250 on March 31, 2015.  The $5,250 beneficial conversion feature was recorded to interest expense as the debt was exchanged for common stock on March 31, 2015. Two of the lenders are related parties.  See Note 6.

On March 31, 2015:
•	Pursuant to the Share Exchange Agreement, the Company issued 11,500,000 shares of common stock to the stockholders of LFC and 5,250,000 shares of common stock to the holders of convertible note holders of LFC. As a result of the reverse acquisition accounting, these shares issued to the former LFC stockholders are treated as being outstanding from the date of issuance of the LFC shares.
•	The Company sold 2,500,000 shares of common stock to five investors at $0.08 per share, for a total of $200,000. At March 31, 2015, the purchase price was held in escrow, and was released to the Company on April 2, 2015.

The assets and liabilities of Cala Energy Corp., which were assumed by the Company as a result of the reverse acquisition, consisted of:

Cash	$2,578
Total assets	$2,578

Accounts payable	$6,000
Notes payable (Notes 4 and 6)	36,100
Total liabilities	$42,100

Net liabilities assumed	$39,522

Pursuant to a release agreement dated June 4, 2015, between the Company and its former counsel, the Company and its former counsel exchanged general releases, and the Company issued to its former counsel 95,000 shares of common stock.  The shares were valued at $0.08 per share, which is the price per share paid in the Company's March 31, 2015 private placement, for a total of $7,600.

On November 12, 2015, the Company purchased 750,000 shares of common stock from a consultant for $75. These shares had been issued by LFC pursuant to a founders’ agreement dated July 28, 2014 for $75 and were exchanged for 750,000 shares of common stock pursuant to the Share Exchange Agreement. The founders’ agreement gave the Company the right to repurchase the shares at cost if she ceased to be a consultant during the first year. The Company exercised this right and repurchased the shares. The Company intends to cancel these shares. These shares have not been cancelled as of December 31, 2015 and as such are accounted for as issued until cancelled.

For the year ending December 31, 2014, the company sold 11,500,000 common shares for $1,215 cash proceeds.